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                                                                  Exhibit 1.0

                                ARGO BANCORP, INC.


                               ARGO CAPITAL TRUST CO.
                      $15,000,000 of ____% Capital Securities
                   (Liquidation Amount $10 per Capital Security)

                                UNDERWRITING AGREEMENT

                                                               October __, 1998

TUCKER ANTHONY INCORPORATED
One Beacon Street
Boston, Massachusetts 02108

Ladies and Gentlemen:

     Argo Bancorp, Inc., a Delaware corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters") through its wholly-owned financing subsidiary, Argo Capital Trust Co., a Delaware statutory business trust (the "Trust", and hereinafter together with the Company, the "Offerors"), an aggregate of $15,000,000 of the Trust's ____% Capital Securities, with a liquidation amount of $10 per capital security ("Capital Securities"), to be issued under the Trust Agreement (as hereinafter defined), (the aforementioned 1,500,000 Capital Securities to be sold to the Underwriters being referred to herein as the "Firm Capital Securities"). The respective amounts of the Firm Capital Securities to be so purchased by the Underwriters are set forth opposite their names in Schedule I hereto. In addition, the Trust proposes to grant the Underwriters an option to purchase therefrom all or any part of an additional $2,250,000 of Capital Securities for the purpose of covering over-allotments, if any (the aforementioned 225,000 Capital Securities which may be sold to the Underwriters being referred to herein as the "Option Capital Securities"). The Firm Capital Securities and all or any part of the Option Capital Securities are hereinafter collectively referred to as the "Designated Capital Securities."

     1. Representations and Warranties of the Offerors. The Offerors, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          a. The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-1 (Registration Nos. 333-59434 and 333-59435-01) including the related preliminary prospectus relating to the Designated Capital Securities, the Guarantee (as defined in Section 2(e) hereof) and $___ aggregate principal amount of Junior Subordinated Debentures (as defined in Section 2(e) hereof), have filed such amendments thereto as may have been required as of the date hereof, and will file such additional amendments as may hereafter

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               be required. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to the Underwriters. Such registration statement, including the prospectus, Part II, all financial schedules and exhibits thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, at the time when it shall become effective, together with any registration statement filed by the Company and the Trust pursuant to Rule 462(b) of the Securities Act, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable.

          b. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company and the Trust by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the first paragraph and first two sentences of the third paragraph under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act, the

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               Trust Indenture Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company and the Trust by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the first paragraph and first two sentences of the third paragraph under the caption "Underwriting" in the Final Prospectus).

          c. The Company and each Subsidiary of the Company is duly organized and validly existing and, except with respect to Argo Federal Bank, F.S.B. (the "Bank"), as to which no representation is made, in good standing, under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged. As used in this Agreement, the term: (i) "Subsidiary" includes the Trust and any corporation, joint venture or partnership in which the Company or any Subsidiary of the Company has an ownership interest, and (ii) the term "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), results of operations, properties, management, business affairs or business prospects of the entity in question.

          d. The outstanding stock of each of the Company's corporate Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities. All of the outstanding stock of each of the Company's corporate subsidiaries owned beneficially and of record by the Company is

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               owned free and clear of any lien, encumbrance, pledge, equity or claim. Except as discussed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its Subsidiaries is a partner or joint venturer in any partnership or joint venture.

          e. The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement (as defined in Section 2(e)), to issue and sell the Designated Capital Securities, to enter into and perform its obligations under this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus and to consummate the transactions herein and therein contemplated; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          f. (i) The equity securities of the Trust, the Junior Subordinated Debentures and the Guarantee conform to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and neither Offeror is party to nor bound by any instrument, agreement or other arrangement (except as disclosed in the Preliminary Prospectus, the Effective Prospectus and Final Prospectus) providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement.

               (ii)(A) The Trust has all requisite power and authority to issue, sell and deliver the Designated Capital Securities in accordance with and upon the

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               terms and conditions set forth in this Agreement, the Trust
               Agreement, the Registration Statement and the Preliminary Prospectus, the Effective Prospectus and Final Prospectus.
               All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Capital Securities, the Common Securities and the Junior Subordinated Debentures in accordance with the terms and conditions of this Agreement, the Trust Agreement and the Indenture (as defined in Section 2(e)) has been validly and sufficiently taken. The Designated Capital Securities, the Common Securities and the Debentures, when delivered in accordance with this Agreement, the Trust Agreement and the Indenture, will be duly and validly issued and outstanding, and the Designated Capital Securities will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement and will not be issued in violation of or subject to any preemptive or similar rights, and will conform in all material respects to the description thereof in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus, the Final Prospectus and the Trust Agreement. None of the Designated Capital Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, or other title defect.

               (B) The Trust Agreement has been duly and validly authorized and, when duly and validly executed and delivered, will constitute the valid and legally binding obligation of the Offerors and will conform in all material respects to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus.

               (C) The Junior Subordinated Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will conform in all material respects to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus.

               (D) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the Trust, will constitute a valid and legally binding obligation of the Company and will conform in all material respects to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus.

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               (E)  Each of the Indenture, the Trust Agreement and the Guarantee
               has been duly qualified under the Trust Indenture Act and will conform to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus.

          g. The capitalization of the Offerors at June 30, 1998 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus. The Offerors' Designated Capital Securities conform to the description thereof contained in the Effective Prospectus and the Final Prospectus. Except as disclosed in the Effective Prospectus and the Final Prospectus, neither the filing of the Registration Statement nor the offer or sale of the Designated Capital Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of common stock or any other securities of the Company or of the Trust. The Underwriters will receive good and marketable title to the Designated Capital Securities to be sold by the Offerors to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders' agreements and voting trusts whatsoever.

          h. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights and there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, any shares of Common Stock pursuant to the Company's Certificate of Incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound, except as described in the Effective Prospectus and the Final Prospectus and except for restrictions on transfer imposed under applicable securities laws.

          i. All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws, or if not registered in compliance with the applicable federal and state securities laws, any actions arising from such failure to register any such securities are barred by applicable statute of limitations.

          j. The Offerors have full legal right, power and authority to enter into this Agreement and to sell and deliver the Designated Capital Securities to be

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               sold to the Underwriters as provided herein, and this
               Agreement has been duly authorized, executed and delivered by them and constitutes a valid and binding agreement of the Offerors enforceable against them in accordance with its
               terms.   No consent, approval, authorization or order of any
               court or governmental agency or body or third party is required for the performance of this Agreement, the Trust Agreement, the Guarantee or the Indenture by the Offerors or the consummation by the Offerors of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Capital Securities by the Underwriters. The issue and sale of the Designated Capital Securities to be sold by the Trust, the Offerors' performance of this Agreement, the Trust Agreement, the Guarantee and the Indenture and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a material default by the Company or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries or any of their respective properties is subject, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any Subsidiary or any of their respective properties. Neither the Company nor any Subsidiary is (i) in violation of its Certificate of Incorporation, (ii) in violation of any partnership agreement or joint venture agreement, as the case may be, (iii) in violation of its bylaws or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or (iv) in violation of or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.

          k. The consolidated financial statements and the related notes of the Company, as set forth in the Registration Statement, the Effective Prospectus and the Final Prospectus, present fairly the financial position, results of operations and changes in financial position and cash flows of the Company and its Subsidiaries, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other

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               financial statements and schedules as set forth in the
               Registration Statement, the Effective Prospectus and the Final Prospectus conform to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and present fairly the information presented therein on the basis stated for the periods shown. KPMG Peat Marwick LLP, whose reports appear in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

          l. Subsequent to June 30, 1998, neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests, joint venture interests, long-term debt or obligations under capital leases of the Company and its Subsidiaries, or any issuance of options, warrants or rights to purchase the capital stock of the Company, except in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

          m. Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company, any of its Subsidiaries or any of their officers or directors is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a Material Adverse Effect on the Company or its Subsidiaries.

          n. There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

          o. Except as described in the Effective Prospectus and the Final Prospectus, the Company and each of its Subsidiaries have good and marketable title to all

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               real and material personal property owned by them, free and clear of all liens, charges, encumbrances or defects except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and enforceable leases. The Company or its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

          p. The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds on behalf of the Company or any Subsidiary in violation of any law, rule or regulation.

          q. The Company and its Subsidiaries have filed all federal, state and local income, excise and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency that has been, nor does the Company or any Subsidiary have knowledge of any tax deficiency which is likely to be asserted against the Company or its Subsidiaries, which if determined adversely could have a Material Adverse Effect on the Company or its Subsidiaries.

          r. The Company and its Subsidiaries operate their respective businesses in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. The Company and its Subsidiaries have all maintained in full force and effect licenses, approvals or consents to operate their respective businesses in all locations in which such businesses are currently being operated; neither the Company nor any Subsidiary has received any notification that any revocation or limitation thereof is threatened or pending and, except as disclosed in the Effective Prospectus and the Final Prospectus, there is not pending any change under any law, regulation, license or permit which could have a Material Adverse Effect on the Company or any of its Subsidiaries, and the Company and its Subsidiaries are not aware of any existing or imminent matter which may have a Material Adverse Effect on the Company or its Subsidiaries other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. The Company has not engaged in any activity, whether alone or in concert with one of its customers, creating the

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               potential for exposure to material civil or criminal monetary liability or other material sanctions under federal or state laws regulating consumer credit transactions, debt collection practices or land sales practices.

          s. Neither the Company nor any of its Subsidiaries have failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order where the failure to file the same would have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; all such filings or submissions were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions.

          t. No labor dispute exists with the Company's employees or with employees of its Subsidiaries or is imminent which could have a Material Adverse Effect on the Company or any of its Subsidiaries. The Company is not aware of any existing or imminent labor disturbance by its employees or by any employees of its Subsidiaries which could be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

          u. Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company and its Subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company or its Subsidiaries.

          v. Neither the Company nor any of its Subsidiaries, nor any of the directors, officers, employees or agents of the Company and its Subsidiaries has taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of the Designated Capital Securities in connection with their sale.

          w. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. The Company has no reason to believe that it or any of its Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar

                                       10
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               insurers as may be necessary to continue their respective
               businesses at a comparable cost.

          x. The Company is not an "investment company" within the meaning of such term as defined under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          y. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.


     2.   Purchase, Sale and Delivery of the Designated Capital Securities.

          a. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell the Firm Capital Securities to the several Underwriters, and each Underwriter, severally and not jointly, agrees to purchase that number of Firm Capital Securities set forth in
               Schedule I opposite its name. Because the proceeds from the sale of the Firm Capital Securities will be used to purchase from the Company its Junior Subordinated Debentures, the Company shall pay to the Underwriters a commission of $_______ per Firm Capital Security purchased.

          b. The Trust grants to the Underwriters an option to purchase up to ____ Option Capital Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Capital Securities. The purchase price for any such Option Capital Securities so acquired shall be as set forth in Section 2(a) above.

          c. The options granted hereby may be exercised as to all or any part of the Option Capital Securities at any time within 30 days after the date the

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               Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Option Capital Securities prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters upon the giving of written notice to the Company setting forth the number of Option Capital Securities to be purchased and the date and time for delivery of and payment for such Option Capital Securities and stating that the Option Capital Securities referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Capital Securities. If such notice is given prior to the First Closing Date (as defined herein), then the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, then the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated to purchase, for the account of each Underwriter, severally and not jointly, the number of Option Capital Securities specified in such notice. Option Capital Securities shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Capital Securities set forth opposite such Underwriter's name in
               Schedule I hereto, as except that the respective purchase obligations of each Underwriter with respect to the Option Capital Securities may be adjusted so that no Underwriter shall be obligated to purchase Option Capital Securities other than in 100 unit increments.

          d. Certificates in fully registered form for the Firm Capital Securities which each Underwriter has agreed to purchase hereunder shall be deposited with a custodian for and registered in the name of a nominee of DTC and shall be delivered by or on behalf of the Company to the Underwriters for the account of such Underwriters against payment by such Underwriters or on their behalf of the respective purchase prices therefor by wire transfer of immediately available funds, payable to the order of the Trust at the offices of Tucker Anthony Incorporated ("Tucker Anthony"), One Beacon Street, Boston, Massachusetts 02108, or at such other place as may be agreed upon by Tucker Anthony, the Company and the Trust, at 10:00 A.M., Boston time, on the third full business day after this Agreement becomes effective, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." Beneficial interests in the Firm Capital Securities will be shown on, and transfers will be effected through, records maintained by DTC and its participants. Certificates in fullyregistered form for the Option Capital Securities which each Underwriter shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Trust on the Option Closing Date against payment by such Underwriter or on its behalf of the purchase price in the manner set forth above. The certificates in fully registered form for the Designated Capital Securities to be delivered will be in good delivery form and in such denominations and registered in such names as Tucker Anthony may request not less than 48 hours prior to the First Closing
               Date or the Option Closing Date, as the case may be.   It is
               understood that an Underwriter may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Designated Capital Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

          e. The Offerors propose that the Trust issue the Designated Capital Securities pursuant to an Amended and Restated Trust Agreement among Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees named therein (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Underwriters, said Agreement being referred to herein as the "Trust Agreement." In connection with the issuance of the Designated Capital Securities, the Company proposes (i) to issue its Junior Subordinated Deferrable Interest Debentures (the "Debentures") pursuant to an Indenture, between the Company and Wilmington Trust Company, as debenture trustee (the "Indenture") and (ii) to guarantee certain payments on the Designated Capital Securities pursuant to a Guarantee Agreement between the Company and Wilmington Trust Company, as guarantee trustee (the "Guarantee"), to the extent described therein.

     3. Offering by the Underwriters. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Firm Designated Capital Securities and any Option Capital Securities which shall be sold at the prices and upon the terms set forth in the Final Prospectus.

     4. Covenants of the Offerors. The Offerors jointly and severally covenant and agree with each of the Underwriters that:

          a. The Offerors shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424(b), 430A and 462(b) of the Rules and Regulations and will notify the Underwriters promptly in writing of all such filings. The Offerors shall notify the Underwriters promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Offerors shall prepare and file with the Commission, promptly upon the request of the Underwriters, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Underwriters' reasonable opinion, may be necessary or advisable in connection with the distribution of the Designated Capital Securities; and the Offerors shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by the Underwriters after reasonable notice thereof. The Offerors shall advise the Underwriters promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Designated Capital Securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Offerors shall use their best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

          b. The Offerors will take or cause to be taken all necessary action and furnish to whomever the Underwriters direct, such information as may be reasonably required in qualifying the Designated Capital Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution. The Offerors shall not be required to qualify as a foreign corporation or (except for the sole purpose of complying with Blue Sky filing requirements) or to file a general consent to service of process in any jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

          c. Within the time during which a Final Prospectus relating to the Designated Capital Securities is required to be delivered under the Securities Act, the Offerors shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Designated Capital Securities as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Offerors shall promptly notify the Underwriters and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Offerors) so as to correct such statement or omission or effect such compliance.

          d. The Offerors will furnish without charge to the Underwriters and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any which are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as such document becomes available and in such quantities as the Underwriters may reasonably request.

          e. The Offerors will (i) deliver to the Underwriters at such office or offices as the Underwriters may designate as many copies of the Preliminary Prospectus and Final Prospectus as the Underwriters may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as the Underwriters may reasonably request.

          f. The Offerors shall make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 90 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

          g. The Offerors will apply the net proceeds from the sale of the Designated Capital Securities as set forth under the caption "Use of Proceeds" in the Final Prospectus.

          h. During a period of five years from the effective date of the Registration Statement, the Offerors will furnish to the Underwriters copies of all reports and other communications (financial or other) furnished by the Company to its stockholders and the Trust to the holders of its Capital Securities and, as soon as available, copies of any reports or financial statements furnished or filed by the Offerors to or with the Commission or any national securities exchange on which any class of securities of the Offerors may be listed.

          i. The Offerors will, from time to time, after the effective date of the Registration Statement, file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Designated Capital Securities have been sold by the Underwriters (as the Underwriters shall have advised the Offerors in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

          j. Except pursuant to this Agreement or with the Underwriters' written consent, for a period of 180 days from the effective date of the Registration Statement, the Offerors will not, and the Company has provided agreements executed by each of its executive officers and directors, providing that for a period of 180 days from the First Closing Date, such person or entity will not offer for sale, sell or grant any options (other than pursuant to existing employee benefit plans and agreements, other existing compensation agreements and, existing stock options), rights or warrants with respect to any Designated Capital Securities.

          k. If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Offerors shall occur as a result of which, in the Underwriters' opinion, the market price for the Designated Capital Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Offerors will, after written notice from the Underwriters advising them as to the effect set forth above, prepare, consult with the Underwriters concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Underwriters, responding to or commenting on such rumor, publication or event.

          l. The Company will not take, directly or indirectly, any action which would cause or result in the delisting of the Trust's Capital Securities on the American Stock Exchange, prior to the First Closing Date or, if the Underwriters exercise the option granted by the Offerors to cover overallotments, prior to the Option Closing Date.

     5. Expenses. The Company agrees with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Offerors hereunder, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including the Underwriters' Questionnaires and Blue Sky Memoranda, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of registration or qualification of the Designated Capital Securities under state Blue Sky and securities laws, including the legal fees of counsel to the Underwriters (which legal fees shall not exceed $10,000) plus disbursement and expenses in connection therewith, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the NASD, (vi) fees, costs and expenses associated with the registration and listing of the Designated Capital Securities on the American Stock Exchange, (vii) the costs and charges of the Offerors' transfer agent and registrar and the cost of preparing the certificates for the Designated Capital Securities, (viii) the fees and expenses of the Trustee under the Trust Agreement and the fees and expenses of the Trustee's counsel, (ix) all other costs and expenses incident to the performance of their obligations hereunder not otherwise provided for in this Section 5; and (b) the out-of-pocket expenses, including counsel fees (which shall not exceed $75,000) plus expenses, other disbursements and expenses incurred by the Underwriters in connection with investigating, preparing to market and marketing the Designated Capital Securities and proposing to purchase and purchasing the Designated Capital Securities under this Agreement will be borne and paid by the Company if the sale of the Designated Capital Securities provided for herein is consummated or if the sale of the Designated Capital Securities provided for herein is not consummated by reason of the termination of this Agreement by the Offerors pursuant to Section 12(a)(I), or because of any failure or refusal on the part of the Offerors to comply or fulfill any of the conditions of this Agreement. Except as provided in this Section 5, the Underwriters shall pay all of their own expenses.

     6. Conditions of the Underwriters' Obligations. The respective obligations of the Underwriters to purchase and pay for the Designated
Capital Securities shall be subject, in their discretion, to the accuracy of the representations and warranties of the Offerors herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Offerors' officers made pursuant to the provisions hereof, to the performance by the Offerors of all of their covenants and agreements hereunder and to the following additional conditions:

          a. The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Underwriters and all filings required by Rules 424, 430A and 462 of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Offerors or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction; and the NASD, upon review of the terms of the public offering of the Designated Capital Securities, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

          b. No Underwriter shall have advised the Offerors that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the Underwriters' reasonable judgment, is material, or omits to state a fact which, in the Underwriters' judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Offerors shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

          c. The Underwriters shall have received an opinion, dated the Closing Date, from Patton Boggs LLP ("Patton Boggs"), special counsel for the Offerors, substantially to the effect that:

               (1) The Company has been duly organized and is validly existing in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a Material Adverse Effect upon the Company and its Subsidiaries taken as a whole. The Company holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

               (2) Each of the Company's Subsidiaries is validly existing and, except with respect to the Bank, as to which no opinion is rendered, in good standing as a corporation under the laws of the state of its incorporation or organization, as the case may be, with power and authority to own its properties and conduct its business as now conducted, and is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a Material Adverse Effect upon the Company and its Subsidiaries taken as a whole. The outstanding stock of each of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the Subsidiaries owned beneficially and of record by the Company is owned free and clear of any liens, encumbrances, equities and claims. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's Subsidiaries are outstanding. Each of the Company's Subsidiaries holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

               (3) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to issue and sell its Common Securities to the Company pursuant to the Trust Agreement, to issue and sell the Designated Capital Securities, to enter into and perform its obligations under this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus and to consummate the transactions herein and therein contemplated; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date will not be classified as an association taxable as a corporation for United States federal income tax purposes.

               (4) (i) The Common Securities, the Junior Subordinated Debentures and the Guarantee conform to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and to such counsel's best knowledge, neither Offeror is a party to nor bound by any instrument, agreement or other arrangement (except as disclosed in the Preliminary Prospectus, the Effective Prospectus and Final Prospectus) providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement.

                    (ii)(A) The Trust has all requisite power and authority to issue, sell and deliver the Designated Capital Securities and the Common Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Preliminary Prospectus, the Effective Prospectus and Final Prospectus. All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Capital Securities, the Common Securities and the Junior Subordinated Debentures in accordance with the terms and conditions of this Agreement, the Trust Agreement and the Indenture has been validly and sufficiently taken. The Designated Capital Securities, the Common Securities and the Junior Subordinated Debentures, when delivered in accordance with this Agreement, the Trust Agreement and the Indenture, will be duly and validly issued and outstanding, and the Designated Capital Securities will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement and will not be issued in violation of or subject to the Certificate of Trust or Trust Agreement, any applicable law, or any preemptive or similar rights, and will conform in all material respects to the description thereof in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus, the Final Prospectus and the Trust Agreement. The holders of the Designated Capital Securities will be entitled to the benefits of the Trust Agreement and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. Such opinion may note that the holders of the Designated Capital Securities may be required to make payment or provide indemnity or security as set forth in the Trust Agreement. None of the Designated Capital Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, or other title defect.

                    (B) The Trust Agreement has been duly and validly authorized and, when duly and validly executed and delivered, will constitute valid and legally binding obligations of the Offerors and will conform in all material respects to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus.

                    (C) The Junior Subordinated Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture.

                    (D) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the Trust, will constitute a valid and legally binding obligation of the Company.

                    (E) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act.

                    (F) The Indenture has been duly and validly authorized and, when duly and validly executed and delivered, will constitute a valid and legally binding obligation of the Company and will conform in all material respects to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus.

               (5) As of the dates specified therein, the Offerors had authorized and issued capital stock as set forth under the caption "Capitalization" in the Final Prospectus. The capital stock of the Company conforms to the description thereof contained in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus in all material respects. All of the outstanding shares of the capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable; none of the issued shares of Common Stock has been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Certificate of Incorporation or, to the knowledge of such counsel, any agreement or other instrument to which the Company is a party or by which it may be bound except as described in the Effective Prospectus and Final Prospectus and except for restrictions on transfer imposed under applicable securities laws.

               (6) Neither the filing of the Registration Statement nor the offer or sale of the Designated Capital Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Designated Capital Securities or any other securities of the Offerors. The Underwriters will receive good and marketable title to the Designated Capital Securities to be sold by the Offerors to be issued and delivered pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders' agreements and voting trusts whatsoever.
                    All offers and sales of the Company's securities prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an exemption from the registration requirements of applicable state securities or Blue Sky laws, or if not registered in compliance with the applicable federal and state securities laws, any actions arising from such failure to register any such securities are barred by applicable statute of limitations.

               (7) The Offerors have full legal right, power and authority to enter into this Agreement and to issue, sell and deliver the Designated Capital Securities to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Offerors and constitutes a valid and legally binding obligation of the Offerors enforceable against the Offerors in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally.

               (8) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Offerors or the consummation by the Offerors of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws (as to which no opinion need be rendered) in connection with the purchase and distribution of the Designated Capital Securities by the several Underwriters. The performance of this Agreement by the Offerors and the consummation by the Offerors of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Offerors of any of the terms or provisions of, or constitute a default by the Offerors under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Offerors are a party or to which the Company or its properties is subject, the Certificate of Incorporation or bylaws of the Company or any Subsidiary, any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its Subsidiaries or their properties.

               (9) Except as described in the Final Prospectus, there is not pending, or to the best knowledge of such counsel threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its Subsidiaries is a party, or to which the property of the Company or any of its Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its Subsidiaries, could result in any Material Adverse Effect upon the Company or any of its Subsidiaries.

               (10) To the best knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which they or their properties are subject, or of the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries.

               (11) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of its Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries and material to the Company and its Subsidiaries taken as a whole or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries.

               (12) The Registration Statement and all post effective amendments thereto have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

               (13) The information in the Effective Prospectus and the Final
                    Prospectus under the captions "Regulation," "Federal and State Taxation," "Description of the Capital Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee," "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," "Certain Federal Income Tax Consequences with Respect to the Issuance of the Capital Securities," "ERISA Considerations" and "Description of Capital Stock," to the extent that is constitutes matters of law, summaries of legal matters, documents or proceedings or legal conclusions, has been reviewed by them and is correct in all material respects.

               In addition to the matters set forth above, Patton Boggs LLP shall also state that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial or statistical statements, schedules and other financial information included therein).

               In rendering its opinion, counsel may rely, to the extent it deems such reliance proper, on the opinions of other counsel as to matters governed by the laws of jurisdictions other than the United States. In rendering such opinions, such counsel may rely as to matters of fact, to the extent it deems proper, on certificates and written statements of responsible officers of the Offerors and the Subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' counsel. For purposes of any of the opinions to be rendered by such counsel, the term "to such counsel's knowledge" shall mean, to the extent that such opinion relates to a factual issue or to a mixed question of law and fact, that after examination of documents in such counsel's files relating to the Offering and considering the actual knowledge of the individual attorneys in such counsel's firm who have given substantive attention to matters on behalf of the Offerors, such counsel finds no reason to believe that any of such opinions is factually incorrect.

          d. The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Elias, Matz, Tiernan & Herrick L.L.P., counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Offerors shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          e. The Underwriters shall have received from KPMG Peat Marwick LLP, a letter dated the date hereof and, at the Closing Date, a second "bring down" letter dated the Closing Date, in form and substance satisfactory to the Underwriters, stating that they are independent public accountants with respect to the Offerors and the Subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

               (1) In their opinion, the financial statements and schedules examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, and/or condensed financial statements derived from audited financial statements of the Company;

               (2) The unaudited selected financial information included in the Preliminary Prospectus and the Final Prospectus under the captions "Selected Consolidated Financial Information" for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 agrees with the corresponding amounts in the audited financial statements included in the Final Prospectus or previously reported on.

               (3) On the basis of a reading of the latest available unaudited interim consolidated financial statements of the Company and its Subsidiaries, a reading of the minute books of the Company and its Subsidiaries, inquiries of management of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Underwriters, nothing came to their attention that caused them to believe that:

                    (a) the unaudited financial statements included in the Registration Statement do not comply as to form in all material respects with the accounting requirements of the federal securities laws and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements contained in the Registration Statement;

                    (b) any other unaudited financial statement data included in the Final Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which data was derived and any such unaudited data were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included in the Prospectus;

                    (c) at a specified date not more than five days prior to the date of delivery of such respective letter, there was any change in the consolidated capital stock, decline in stockholders' equity or increase in long-term debt of the Company and its Subsidiaries, or other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheets included in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                    (d) for the period from the closing date of the latest consolidated statements of income included in the Effective Prospectus and the Final Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in total revenues or net income of the Company, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

                    They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its Subsidiaries, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company and its Subsidiaries or to analyses and schedules prepared by the Company and its Subsidiaries from its detailed accounting records.

                    In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with KPMG Peat Marwick LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in total revenues or net income, of the Company, in each case as compared with the corresponding period of the prior year.

          f. There shall have been furnished to the Underwriters certificates dated the Closing Date and addressed to the Underwriters, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company and the Administrative Trustees of the Trust to the effect that:

               (1) the representations and warranties of the applicable Offeror in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the applicable Offeror has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (2) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or, to their knowledge are pending or threatened under the Securities Act;

               (3) all filings required by Rules 424, 430A and 462 of the Rules and Regulations have been made;

               (4) they have carefully examined the Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (5) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

          g. Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company and its Subsidiaries shall have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company and its Subsidiaries taken as a whole, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company and its Subsidiaries taken as a whole, which loss, interference, litigation or change, in the Underwriters' judgment, shall render it unadvisable to commence or continue the offering of the Securities at the offering prices to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Designated Capital Securities.

All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Underwriters and their counsel. The Offerors shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters shall reasonably request.

     The respective obligations of the Underwriters to purchase and pay for the Option Capital Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Designated Capital Securities, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the Closing Date.

     7. Condition of the Offerors's Obligations. The obligations hereunder of the Offerors are subject to the condition set forth in Section 6(a) hereof.

     8.   Indemnification and Contribution.

          a. The Company, the Trust and the Bank (collectively, the "Argo Indemnifying Parties") jointly and severally agree to indemnify and hold harmless each Underwriter, and its affiliates, directors, officers, agents, employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, its affiliates, directors, officers, agents, employees and/or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Offerors contained herein, (ii) any failure of the Offerors to perform their obligations hereunder or under law or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other written information furnished by the Offerors in any state or other jurisdiction in order to qualify any or all of the Designated Capital Securities under the securities laws thereof (a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter, its affiliates, directors, officers, agents, employees and each such controlling person for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Argo Indemnifying Parties will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the first paragraph and first two sentences of the third paragraph under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).

          b. Each Underwriter will indemnify and hold harmless the Argo Indemnifying Parties, each of their directors or trustees, as applicable, each of their officers who signed the Registration Statement and each person, if any, who controls the Argo Indemnifying Parties within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Offerors or any such director, trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the first paragraph and first two sentences of the third paragraph under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus).

          c. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
               Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party and any other Underwriter to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Argo Indemnifying Parties will not, without prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

          d. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 8 is for any reason held to be unavailable to the Underwriters, then the Argo Indemnifying Parties shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Argo Indemnifying Parties provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Argo Indemnifying Parties and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Shares and/or the Designated Capital Securities, as the case may be, purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director or trustee of the Company, the Trust, or the Bank as applicable, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Argo Indemnifying Parties within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Argo Indemnifying Parties.

          e.   The obligations of the Argo Indemnifying Parties under this
               Section 8 shall be in addition to any liability which the Offerors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, director or trustee of the Company, the Trust or the Bank, as applicable, and to each person, if any, who controls the Argo Indemnifying Parties within the meaning of the Securities Act.

     9. Default of Underwriters. If any Underwriter defaults in its obligation to purchase any Designated Capital Securities, hereunder and if the total number of such Designated Capital Securities which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total number of the Designated Capital Securities, to be sold hereunder, then the nondefaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of such Designated Capital Securities set forth opposite the name of each non-defaulting Underwriter in Schedule I, hereto bears to the total number of such Designated Capital Securities set forth opposite the names of all the non-defaulting Underwriters), the Designated Capital Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Designated Capital Securities, with respect to which such default or defaults occur is more than ten percent of the total number of such Designated Capital Securities to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Offerors for the purchase of such Designated Capital Securities by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Designated Capital Securities, will terminate without liability on the part of the non-defaulting Underwriters or the Offerors except for (i) the provisions of
Section 8 hereof, and (ii) the expenses to be paid or reimbursed by the Offerors pursuant to Section 5. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Offerors, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Offerors, any of its officers, directors or trustees, as applicable, any Underwriter or any controlling person, (ii) any termination of this Agreement and (iii) delivery of and payment for the Designated Capital Securities.

     11. Effective Date. This Agreement, after due execution, shall become effective at whichever of the following times shall first occur: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective as the Underwriters shall release the Firm Capital Securities for sale to the public; provided, however, that the provisions of Sections 5, 8, 10 and 11 hereof shall survive termination of this Agreement. For purposes of this Section 11, the Firm Capital Securities shall be deemed to have been so released upon the release by the Underwriters for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Capital Securities or upon the release by the Underwriters of telegrams offering the Firm Capital Securities for sale to securities dealers, whichever may occur first.

     12.  Termination.

          a. The Offerors' obligations under this Agreement may be terminated by the Offerors by notice to the Underwriters in the event that the condition set forth in Section 7 shall not have been satisfied at or prior to the First Closing Date.

          b. This Agreement may be terminated by the Underwriters by notice to the Offerors (i) at any time before the Agreement becomes effective in accordance with Section 11 hereof; (ii) in the event that at or prior to the First Closing Date, the Offerors shall have failed, refused or been unable to perform any agreement on the part of the Offeror to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' reasonable judgment, makes it inadvisable to commence or continue the offering of the Designated Capital Securities at the offering prices to the public set forth on the cover page of the Final Prospectus or to proceed with the delivery of the Designated Capital Securities.

          c. Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party other than as provided in Sections 5 and 8 hereof.

     13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to Tucker Anthony Incorporated, One Beacon Street, Boston, Massachusetts 02108, Attn: Gregory W. Benning, or if sent to the Company or the Trust shall be mailed, delivered or telegraphed and confirmed in writing to the Company or the Trust at 7600 West 63rd Street, Summitt, Illinois, Attn: Frances M. Pitts.

     14. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Offerors and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Offerors and the several Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Offerors and contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and
(ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, trustees of the Trust, officers of the Offerors who have signed the Registration Statement and any person or persons who control the Offerors within the meaning of Section 15 of the Securities Act. No purchaser of Designated Capital Securities from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Offerors and each of the several Underwriters.

                                   Very truly yours,

                                   ARGO BANCORP, INC.



                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                   ARGO CAPITAL TRUST CO.


                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                   ARGO FEDERAL SAVINGS BANK, F.S.B.



                                   By:
                                       ----------------------------------
                                       Name:
                                       Title:

Confirmed and accepted as
of the date first above written.

TUCKER ANTHONY INCORPORATED


By:
    ----------------------------------
    Name:
    Title:

                                      SCHEDULE I

                         UNDERWRITERS FOR CAPITAL SECURITIES


                                             Number of Firm Capital
                                                   Securities
                 Underwriter                    to Be Purchased
                 -----------                 ----------------------
Tucker Anthony Incorporated.................

               Total........................